                                 October 1, 2001

Staar Surgical Company
1911 Walker Avenue
Monrovia, California 91016

Attention:      David Bailey
                Chief Executive Officer

       Re:      Fifth Amendment to Credit Agreement

Ladies and Gentlemen:

     We refer to (a) the letter agreement dated as of October 31, 2000, as amended by the letter amendment dated December 22, 2000, the letter amendment dated April 1, 2001 and two letter amendments dated July 1, 2001 (said letter agreement, as so amended, herein called the "Credit Agreement"), between Staar
                                             ----------------
Surgical Company, a Delaware corporation (the "Borrower"), and Wells Fargo Bank,
                                               --------
National Association, a national banking association (the "Bank"), and (b) the
                                                           ----
Revolving Line of Credit Note dated October 31, 2000, as amended by the letter amendment dated April 1, 2001 referred to above by and one of the letter amendments dated July 1, 2001 referred to above (said Note, as so amended, herein called the "Line of Credit Note"), in the amount of $7,000,000 made by
                   -------------------
the Borrower in favor of the Bank. Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein.

     1. Amendments to Credit Agreement. Effective as of the date of this letter
        ------------------------------
amendment but subject to satisfaction of the terms and conditions specified herein, the Credit Agreement is hereby amended as set forth below.

          (a) The first sentence of the second paragraph of the Credit Agreement is amended by deleting the date "April 1, 2001" and substituting the date "January 4, 2002." follows:

          (b) A new paragraph II.5 is added to the Credit Agreement to read as follows:

          "5. Commitment Fee. Borrower will pay Bank a commitment fee at the
              --------------
     rate of 0.25% per annum (computed on the basis of a 360-day year and actual
                   --- -----
     days elapsed) on the average daily unused portion of the Line of Credit; from October 1, 2001 until the maturity date of the Line of Credit, payable monthly in arrears on the first business day of each calendar month,

Staar Surgical Company
October 1, 2001
Page 2

     commencing on November 1, 2001, and on the maturity date of the Line of Credit."

          (c) Paragraph III.4 of the Credit Agreement is amended by deleting the words "the date hereof ' and substituting the date "October 1, 2001."

          (d) Paragraph III.5 of the Credit Agreement is amended by (i) deleting the date "June 30, 2000" and substituting the date "June 30, 2001" and (ii) deleting the words "prior to the date hereof."

          (e) Part III of the Credit Agreement is amended by adding new paragraphs III.12 and III.13 to read as follows:

          "12. Patents. No patent has been issued in the United States to or for
               -------
     the benefit of, and no patent application has been filed in the United States by or on behalf of, Borrower or any subsidiary thereof, except as listed in Schedule 1 attached hereto or as otherwise disclosed to Bank in writing from time to time.

          13. Credit Facilities. Since September 30, 2001, no credit facility
              -----------------
     has been available to Borrower or any subsidiary thereof except for (a) the credit facility made available to Borrower by Bank pursuant to this letter,
     (b) the credit facility or facilities made available to Borrower and/or one or more subsidiaries thereof, the principal terms of which are described in
     Schedule 2 attached hereto, and (c) such other credit facilities (including the principal terms thereof) as disclosed by Borrower to Bank in writing from time to time."

          (f) Paragraph V.3 of the Credit Agreement is amended by deleting the word "and" at the end of paragraph V.3(c), deleting paragraph V.3(e) and adding the following after paragraph V.3(d):

          "(e) within 30 days after the end of each calendar month, commencing with September of 2001, unaudited consolidated and consolidating balance sheets of Borrower as of the end of such month and unaudited consolidated and consolidating statements of income and cash flows of Borrower for the period commencing at the end of the preceding fiscal year and ending with the end of such month, all in form, scope and detail satisfactory to Bank and duly certified (subject to normal-year end audit adjustments and the absence of footnotes) by the chief financial officer or chief accounting officer of Borrower as having been prepared in accordance with generally accepted accounting principles;

Staar Surgical Company
October 1, 2001
Page 3

          (f) not later than the third Friday of each calendar month, (i) commencing on October 19, 2001, a projection of the consolidated cash flow of Borrower, detailing cash receipts and cash disbursements, for the 13-week period commencing on such Friday and (ii) commencing on November 16, 2001, a comparison of Borrower's actual consolidated cash flow to the projection of such cash flow, together with a written explanation of any variance exceeding 15%, in each case in form, scope and detail satisfactory to Bank and duly certified by an officer of Borrower, and in a manner, acceptable to Bank;

          (g) not later than the last business day of each calendar month, commencing on October 31, 2001, an aged listing of the United States domestic accounts receivable and United States domestic accounts payable of Borrower and its United States domestic subsidiaries as of the last day of the preceding calendar month, in form, scope and detail satisfactory to Bank and duly certified by an officer of Borrower, and in a manner, acceptable to Bank;

          (h) not later than 60 days after the end of each fiscal quarter of Borrower, commencing with the fiscal quarter ended on September 30, 2001, a comparison of Borrower's actual consolidated financial performance to the projection of such financial performance contained in the financial projections for various periods in 2001, 2002, 2003 and 2004 first delivered by Borrower to Bank on July 25, 2001, together with a written explanation of any variance exceeding 15%, all in form, scope and detail satisfactory to Bank and duly certified by an officer of Borrower, and in a manner, acceptable to Bank;

          (i) within 3 days after completion by Brian Testo Associates LLC of its written appraisal of Borrower's inventory and equipment conducted in September of 2001, a copy of such appraisal; and

          (j) promptly upon request by Bank, such other information concerning the business, condition (financial or otherwise), operations, performance, properties or prospects of Borrower or any subsidiary thereof as Bank may from time to time reasonably request."

          (g) Part V of the Credit Agreement is amended by adding a new paragraph V.18 to read as follows:

          "18. Appraisals, Etc. At any reasonable time and from time to time,
               ---------------
     upon reasonable prior notice to Borrower, permit Bank and its (or its counsel's)

Staar Surgical Company
October 1, 2001
Page 4

     consultants, agents and representatives to examine and make copies of and abstracts from the records and books of account of, and visit the properties and have access to the assets of, Borrower and its subsidiaries and to discuss the affairs, finances and accounts of Borrower and its subsidiaries with any of their respective officers, directors and employees and with their independent certified public accountants, including for the purpose of conducting (a) an appraisal of the patents, patent applications and related agreements and other documents of Borrower and its subsidiaries and (b) if Bank is not satisfied with the appraisal referred to in paragraph V.3(i) hereof, an appraisal of the inventory and equipment of Borrower and its subsidiaries, all at the sole cost and expense of Borrower."

          (h) New Schedules 1 and 2 are added to the end of the Credit Agreement in the forms of Schedules 1 and 2, respectively, attached to this letter amendment.

     2. Amendments to Line of Credit Note. Effective as of the date of this
        ---------------------------------
letter amendment but subject to satisfaction of the terms and conditions specified herein, the Line of Credit Note is hereby amended as set forth below.

          (a) The first sentence of paragraph (a) under the caption "Interest" in the Line of Credit Note is amended in full to read as follows:

     "The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed) at a rate per annum equal to the sum of the Prime Rate in effect from time to plus 1.0% per annum."

          (b) Paragraph (c) under the caption "Interest" in the Line of Credit
Note is amended in full to read as follows:

          "(c) Default Interest. Upon the occurrence and during the -
               ----------------
     continuation of any Event of Default, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to 4% above the rate of interest from time to time otherwise applicable to this Note."

          (c) The last sentence of paragraph (a) under the caption "Borrowing and Repayment" in the Line of Credit Note is amended by deleting the date "October 1, 2001" and substituting the date "January 4, 2002."

Staar Surgical Company
October 1, 2001
Page 5

          (d) Paragraph (e) under the caption "Events of Default" in the Line of Credit Note is amended by adding the words "or representation made" after the word "provided."

     3. Waiver of Events of Default under Credit Agreement. Effective as of the
        --------------------------------------------------
date of this letter amendment but subject to satisfaction of the terms and conditions specified herein, the Bank hereby waives (a) the Event of Default caused by the Borrower's violation of its covenant contained in paragraph V.9(b) of the Credit Agreement with respect to the Borrower's fiscal quarter ended on June 30, 2001 and (b) the Event of Default expected to be caused by the Borrower's violation of its covenant contained in paragraph V.9(b) of the Credit Agreement with respect to the Borrower's fiscal quarter ended on September 30, 2001.

     4. Representations and Warranties. The Borrower hereby represents and
        ------------------------------
warrants for the benefit of the Bank that (a) the representations and warranties of the Borrower contained in the Loan Documents are correct in all material respects on and as of the date of this letter amendment, before and after giving effect to the same, as if made on and as of such date, and (b) no event has occurred and is continuing, or would result from the effectiveness of this letter amendment, that constitutes an Event of Default.

     5. Conditions Precedent. This letter amendment shall become effective as of
        --------------------
the date first set forth above, subject to the conditions subsequent set forth in paragraph 6 below, when and if, on or before October 5, 2001, (a) the Borrower and the Bank execute counterparts of this letter amendment and deliver them to each other and (b) the Borrower pays the Bank an extension fee of $10,500 (which the Bank is hereby authorized to collect on or after October 1, 2001 by charging the Borrower's account number 4159-251172 (or any other account) with the Bank, in accordance with paragraph II.4 of the Credit Agreement).

     6. Conditions Subsequent. The Borrower's delivery to the Bank of the
        ---------------------
documents specified below, in form and substance satisfactory to the Bank and in the number of originals requested thereby, by the respective dates specified below shall be conditions subsequent to the effectiveness of this letter amendment:

          (a) not later than October 15, 2001, the following: (i) a certificate of the Secretary of the Borrower as to the incumbency, and setting forth a specimen signature, of each person who has signed this letter amendment, or will sign any Loan Document or modification thereof in the future, on behalf of the Borrower; and (ii) a certificate of the Secretary of Borrower certifying that the copy of the resolutions of the Board of Directors of the Borrower attached to such certificate, authorizing the Borrower to enter into, deliver and perform its obligations under this letter amendment, is correct and complete and in full force and effect; and

Staar Surgical Company
October 1, 2001
Page 6

          (b) not later than October 31, 2001, the following: (i) projected consolidated balance sheets of the Borrower as of the quarter-end and year-end dates, through December 31, 2004, of the financial projections for various periods in 2001, 2002, 2003 and 2004 delivered by the Borrower to the Bank on July 25, 2001, such balance sheets to be certified by an officer of the Borrower, and in a manner, acceptable to the Bank; (ii) a copy of (A) each "prepayment letter agreement" or equivalent agreement (including any amendments or waivers with respect thereto) with St. Luke's Cataract and Laser Institute to which the Borrower or any subsidiary thereof is a party and (B) Borrower's standard form of consignment contract, in each case certified by an officer of the Borrower, and in a manner, acceptable to the Bank; (iii) a list of all insurance policies maintained for the Borrower or any subsidiary thereof, together with copies of such policies (including any amendments or waivers with respect thereto), certified by an officer of the Borrower, and in a manner, acceptable to the Bank; (iv) one or more insurance certificates naming the Bank as additional insured and/or loss payee, as the Bank may require, under such of the aforementioned insurance policies as the Bank may require; and (v) a list of all patents issued outside the United States to or for the benefit of, and all patent applications filed outside the United States by or on behalf of, the Borrower or any subsidiary thereof, certified by an officer of the Borrower, and in a manner, acceptable to the Bank

     7. Release of Claims. The Borrower represents and warrants to the Bank that
        -----------------
it has diligently and thoroughly investigated the existence of any Claim (as defined below) and that, to its knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim. As additional consideration for the Bank's entering into this letter amendment, the Borrower and each of its agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (each a "Releasing Party") hereby release
                                              ---------------
and forever discharge the Bank and each of its agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (each a "Released Party") from any and all
                                              --------------
damages, losses, claims, demands, liabilities, obligations, actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties or any
                                    ------
of them may, as of the date hereof, have or claim to have against any or all of the Released Parties, in each case whether currently known or unknown or with respect to which the facts are known (or should have been known), that could give rise to or support a Claim on account of or in any way relating to, arising out of or based upon any Loan Document, any amendment, waiver or other modification with respect thereto, the negotiation or documentation hereof or thereof, any of the transactions contemplated hereby or thereby, or any action or omission in connection with any of the foregoing, including all such damages losses, claims, demands, liabilities, obligations, actions and causes of action heretofore sustained or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to any Loan Document or any amendment,

Staar Surgical Company
October 1, 2001
Page 7

waiver or other modification with respect thereto. Each Releasing Party further represents and warrants that it has not heretofore assigned, and covenants and agrees that it will not hereafter sue any Released Parry upon, any Claim released or purported to be released under this section. Each Releasing Party will indemnify and hold harmless the Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this section. It is further understood and agreed that any and all rights under the provisions of Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties. Section 1542 of the California Civil Code provides as follows:

     "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     8. Reference to and Effect on Loan Documents. On and after the effective
        -----------------------------------------
date of this letter amendment, (a) each reference in the Credit Agreement to "this letter," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this letter amendment, and (b) each reference in the Line of Credit Note to "this Note," "hereunder," "hereof," "herein" or words of like import referring to the Line of Credit Note, and each reference in the other Loan Documents to "the Line of Credit Note," "thereunder," "thereof," "therein" or words of like import referring to the Line of Credit Note, shall mean and be a reference to the Line of Credit Note as amended by this letter amendment. The Credit Agreement and the Line of Credit Note, as amended by this letter amendment, are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.

     9. Execution in Counterparts. This letter amendment may be executed in any
        -------------------------
number of counterparts and by the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter amendment.

Staar Surgical Company
October 1, 2001
Page 8

     10. GOVERNING LAW. THIS LETTER AMENDMENT SHALL BE GOVERNED BY, AND
         -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO THE CHOICE-OF-LAW PRINCIPLES THEREOF.

                                                     Very truly yours,

                                                     WELLS FARGO BANK,
                                                     NATIONAL ASS0CIATION


                                                    By:  /s/ EDITH R. LIM
                                                         -----------------------
                                                    Name: EDITH R. LIM
                                                    Title: Vice President

Agreed as of the date first written above:

STAAR SURGICAL COMPANY


By:   /s/ John S Santos
      ------------------
Name: John S Santos
Title: VP CFO

                                                                      SCHEDULE 1

                         PATENTS AND PATENT APPLICATIONS
                         -------------------------------

                       To be delivered to Wells Fargo by
                                October 12, 2001


                                                      By: /s/ John S. Santos
                                                            --------------------
                                                            STAAR Surgical Co.


                                                         /s/ Edith R. Lim
                                                            --------------------
                                                            Wells Fargo

                          STAAR SURGICAL COMPANY, INC.

===================================================================================================
COUNTRY          REFERENCE#        TYPE   FIELD        SERIALS#     ISSUED       PATENTS     STATUS
===================================================================================================
TRANSVERSE HINGED DEFORMABLE INTRAOCULAR LENS INJECTING APPARATUS
---------------------------------------------------------------------------------------------------
UNITED STATES    080-111P-CIP      CIP    10/25/1995   08/547,295   4/15/1997    5,620,450   ISSUED
UNITED STATES    080-205P-CIP      CIP    8/2/1996     08/691,491   7/27/1999    5,928,245   ISSUED
UNITED STATES    080-104P-CON1     CON    12/18/1996   08/768,459   11/7/2000    6,143,000   ISSUED

SPRING BIASED DEFORMABLE INTRAOCULAR LENS INJECTING APPARATUS
---------------------------------------------------------------------------------------------------
UNITED STATES    080-140P-GATT     NEW    8/2/1996     08/691,489   6/16/1998    5,766,181   ISSUED
UNITED STATES    080-140P-CON      CON    6/11/1998    09/095,562   6/13/2000    6,074,397   ISSUED

DEFORMABLE INTRAOCULAR LENS INSERTION SYSTEM
---------------------------------------------------------------------------------------------------
NEW ZEALAND      080-132-PCT-NZ    CEQ    3/7/1996     305567       6/8/2000     305567      ISSUED
NEW ZEALAND      080-154-CIP-NZ    CEQ    10/24/1996   321437       6/8/2000     321437      ISSUED
UNITED STATES    080-134P-CIP      CIP    10/25/1995   08/547,908   4/1/1997     5,616,148   ISSUED
UNITED STATES    080-132P-WLK      CIP    3/10/1995    08/401,523   9/15/1998    5,807,400   ISSUED
UNITED STATES    080-154P-WLK      CIP    12/11/1995   08/570,564   6/30/1998    5,772,666   ISSUED

METHOD OF LOADING AN INTRAOCULAR LENS INTO A LENS INJECTING APPARATUS, AND IMPLANTING
THE INTRAOCULAR LENS THROUGH A SMALL INCISION MADE IN AN EYE
---------------------------------------------------------------------------------------------------
UNITED STATES    080-108P-DIV1     DIV    3/11/1998    09/038,058   5/11/1999    5,902,307   ISSUED

INTRAOCULAR LENS INSERTION SYSTEM
---------------------------------------------------------------------------------------------------
UNITED STATES    080-133P-WLK      NEW    1/4/1995     08/368,197   12/10/1996   5,582,614   ISSUED
UNITED STATES    080-133P-CON1     CON    12/10/1996   08/762,731   2/9/1999     5,868,751   ISSUED
UNITED STATES    080-169P-CON      CON    12/13/1995   08/571,454   4/6/1999     5,891,152   ISSUED

BIOLOGICAL MATERIAL, METHOD OF PREPARING SUCH MATERIALS, USES THEREOF AND PRODUCTS
MADE THEREFROM
---------------------------------------------------------------------------------------------------
UNITED STATES    080-203P-CIP2     CIP    9/16/1997    08/931,448   12/26/2000   6,165,490   ISSUED

INTRAOCULAR LENS FOR CORRECTING MODERATE TO SEVERE HYPERMETROPIA
---------------------------------------------------------------------------------------------------
UNITED STATES    080-216P-WLK      NEW    12/30/1996   08/777,445   6/16/1998    5,766,245   ISSUED

FROSTED HAPTIC INTRAOCULAR LENS
---------------------------------------------------------------------------------------------------
UNITED STATES    080-252P-WLK      NEW    12/10/1997   08/988,185   10/10/2000   6,129,759   ISSUED

BIOCOMPATIBLE POLYMERIC MATERIALS, METHODS OF PREPARING SUCH MATERIALS AND USES THEREOF
---------------------------------------------------------------------------------------------------
UNITED STATES    080-214P-WLK      NEW    11/18/1996   08/751,706   11/30/1999   5,993,796   ISSUED

DEFORMABLE INTRAOCULAR LENS INJECTING APPARATUS WITH DEFORMABLE TIP PLUNGER
---------------------------------------------------------------------------------------------------
UNITED STATES    080-154P-CON      CON    6/16/1998    09/097,694   12/19/2000   6,162,229   ISSUED

METHOD OF PREPARING A BIOLOGICAL MATERIAL FOR USE IN OPHTHALMOLOGY
---------------------------------------------------------------------------------------------------
UNITED STATES    080-215P-WLK      NEW    1/29/1997    08/790,083   1/5/1999     5,856,120   ISSUED
UNITED STATES    080-215P-DIV1     DIV    11/17/1998   09/192,526   8/10/1999    5,936,256   ISSUED
UNITED STATES    080-215P-DIV2     DIV    11/17/1998   09/192,527   3/14/2000    6,037,144   ISSUED

IRRIGATION SLEEVE FOR PHACOEMULSIFICATION APPARATUS
---------------------------------------------------------------------------------------------------
UNITED STATES    080-209P-WLK      NEW    12/911996    08/762,123   11/3/1998    5,830,192   ISSUED

A GLAUCOMA DRAIN IMPLANTING DEVICE AND METHOD
---------------------------------------------------------------------------------------------------
AUSTRALIA        080-211-PCT-AVS   CEQ    2/2711998    64,164/198   4/19/2001    728,354     ISSUED
UNITED STATES    080-211P-WLK      NEW    2/2811997    08/808,577   4/l3/1999    5,893,837   ISSUED

DEFORMABLE INTRAOCULAR LENS INJECTING APPARATUS WITH TRANSVERSE HINGED LENS
CARTRIDGE
---------------------------------------------------------------------------------------------------
AUSTRALIA        080-205-GAT-AUS   CEQ    7/31/1997    38210/97     8/17/2000    719064      ISSUED
UNITED STATES    080-205P-WLK      NEW    8/2/1996     08/691,492   3/2/1999     5,876,406   ISSUED
---------------------------------------------------------------------------------------------------
INTRAOCULAR CONTACT LENS AND METHOD OF IMPLANTATION
---------------------------------------------------------------------------------------------------
NEW ZEALAND      080-110-PCT-NZ    CEQ    10/5/1995    294525       1/12/2000    294525      ISSUED
UNITED STATES    080-110P-FWC      CON    12/2/1996    08/755,886   6/22/1999    5,913,898   ISSUED

===================================================================================================
COUNTRY          REFERENCE#        TYPE   FIELD        SERIALS#     ISSUED       PATENTS     STATUS
===================================================================================================
INTRAOCULAR CONTACT LENS AND METHOD OF IMPLANTATION continued...
UNITED STATES    080-110P-CIP      CIP    10/24/1996   08/736,433   8/22/2000    6,106,553   ISSUED

BIOCOMPATIBLE OPTICALLY TRANSPARENT POLYMERIC MATERIAL BASED UPON COLLAGEN AND METHOD OF MAKING
---------------------------------------------------------------------------------------------------
AUSTRALIA        080-141-PCT AUS   CEQ    6/7/1996     61701/96     7/27/2000    718546      ISSUED
CHIN             080-141-PCT-CHN   CEQ    6/7/1996     96194593.1                1187213A    ISSUED
EUROPE           080-105-PCT-EPC   CEQ    7/21/1995    95928100.7                0772645     ISSUED
EUROPE           080-141-PCT-EPC   CEQ    6/7/1996     96919343.2                0830412     ISSUED
UNITED STATES    080-141P-CIPQ     CIP    6/7/1995     08/485,253   8/5/1997     5,654,388   ISSUED
UNITED STATES    080-150P-CIP      CIP    6/7/1995     08/475,574   8/5/1997     5,654,349   ISSUED
UNITED STATES    080-151P-SHK      CIP    6/7/1995     08/475,578   8/5/1997     5,654,363   ISSUED
UNITED STATES    080-152P-CIP      CIP    6/7/1995     08/485,252   8/26/1997    5,590,749   ISSUED
UNITED STATES    080-231P-CIP      CIP    5/28/1997    08/865,420   6/8/1999     5,910,537   ISSUED

IMPLANTATION DEVICE WITH DEFORMABLE NOZZLE TIP FOR IMPLANTING A DEFORMABLE
INTRAOCULAR LENS
---------------------------------------------------------------------------------------------------
UNITED STATES    080-230P-CIP      CIP    2/28/1997    08/808,576   5/2/2000     6,056,757   ISSUED

INTRAOCULAR LENS INSERTION SYSTEM
---------------------------------------------------------------------------------------------------
AUSTRALIA        080-101-PCT-AU    CEQ    9/29/1993    692425                    692425      ISSUED
AUSTRALIA        080-108-PCT-AUS   CEQ    11/17/1995   45017/96                  714145      ISSUED
AUSTRALIA        080-101-AUS-DIV   DIV    4/17/1998    61974/98     7/20/2000    717897      ISSUED
AUSTRALIA        080-103-AUS-DIV   DIV    3/17/1999    21253/99     7/27/2000    718363      ISSUED
CANADA           080-101-PCT-CAN   CEQ    9/29/1993    2,144,741    4/8/1997     2144741     ISSUED
NEW ZEALAND      080-108-NZ-DIV    DIV    3/18/1998    329985       11/17/1995   329985      ISSUED
UNITED STATES    080-117P-CON      CON    4/1/1994     08/221,013   2/27/1996    5,494,484   ISSUED
UNITED STATES    080-102P-FWC      CIP    9/20/1996    08/706,140    3/2/1999    5,876,440   ISSUED
UNITED STATES    080-108P-FWC      CON    11/12/1996   08/747,308   3/17/1998    5,728,102   ISSUED
UNITED STATES    080-103P-WLK      CIP    2/17/1994    08/197,604   3/19/1996    5,499,987   ISSUED
UNITED STATES    080-140P-CIP      CIP    8/2/1996     08/691,490   1/19/1999    5,860,984   ISSUED
UNITED STATES    080-140P-CON2     CON    11/18/1998   09/195,448   1/16/2001    6,174,315   ISSUED

HINGELESS LENS CARTRIDGE FOR INSERTION OF DEFORMABLE INTRAOCULAR LENS
---------------------------------------------------------------------------------------------------
NEW ZEALAND      080-104-NZ-DIV    DIV    2/15/1995    330333       6/8/2000     330333      ISSUED
UNITED STATES    080-104P-WLK      CIP    2/15/1994    08/196,855   8/24/1999    5,941,886   ISSUED
UNITED STATES    080-104P-CON2     CON    8/23/1999    09/378,959   6/5/2001     6,241,737   ISSUED

DEFORMABLE INTRAOCULAR LENS INJECTING SYSTEM
---------------------------------------------------------------------------------------------------
UNITED STATES    080-135P-FWC     CON    10/16/1997   08/951,311   9/1/1998     5,800,442   ISSUED

DEFORMABLE INTRAOCULAR LENS INJECTING DEVICE
---------------------------------------------------------------------------------------------------
UNITED STATES    080-135P-DIV     DIV    12/13/1996   08/766,022   2/8/2000     6,022,358   ISSUED

INTRAOCULAR LENS INSERTION SYSTEM
---------------------------------------------------------------------------------------------------
UNITED STATES    080-118P-FWC      CON    12/5/1996    08/760,327   12/14/1999   6,001,107   ISSUED

DEFORMABLE INTRAOCULAR LENS INJECTING DEVICE
---------------------------------------------------------------------------------------------------
AUSTRALIA        080-135-PCT-AUS   CEQ    3/13/1996    53,098/96    9/7/2000     720,114     ISSUED
NEW ZEALAND      080-135-PCT-NZ    CEQ    3/13/1996    305154       6/8/2000     035154      ISSUED

INJECTION SYSTEM AND METHOD FOR USE WITH A DEFORMABLE INTRAOCULAR LENS
---------------------------------------------------------------------------------------------------
AUSTRALIA        080-138-PCT-AUS   CEQ    5/24/1996    59,339/96    2/24/2000    712,574     ISSUED
NEW ZEALAND      080-138-PCT-NZ    CEQ                 309324       5/24/1996    309324      ISSUED

DEFORMABLE INTRAOCULAR LENS INJECTING SYSTEM
---------------------------------------------------------------------------------------------------
UNITED STATES    080-138P-CON2     CON    3/30/1998    09/050,056   4/11/2000    6,048,348   ISSUED

DEFORMABLE INTRAOCULAR LENS INJECTION SYSTEM, AND METHOD THEREOF
---------------------------------------------------------------------------------------------------
UNITED STATES    080-138P-DIV      DIV    12/19/1996   08/769,420   5/9/2000     6,059,791   ISSUED

A METHOD AND APPARATUS FOR FOLDING A DEFORMABLE INTRAOCULAR LENS
---------------------------------------------------------------------------------------------------
NEW ZEALAND      080-107-PCT-NZ    CEQ    1/4/1996     301954                    301954      ISSUED

=======================================================================================================
COUNTRY          REFERENCE#        TYPE   FILED        SERIAL#         ISSUED       PATENT#      STATUS
=======================================================================================================
ELECTRICAL SURGICAL APPARATUS INCLUDING PERSONAL COMPUTER
-------------------------------------------------------------------------------------------------------
UNITED STATES    080-278P-CIP1     CIP    11/6/1998    09/187,347      12/5/2000    6,155,975    ISSUED

CORRECTIVE INTRAOCULAR LENS
-------------------------------------------------------------------------------------------------------
UNITED STATES    080-262L-WLK      NEW                                 11/2/1993    5,258,025    ISSUED

SURGICAL IMPLANTATION APPARATUS
-------------------------------------------------------------------------------------------------------
UNITED STATES    080-306P-WLK      NEW    6/25/1999    09/344,355      4/24/2001    6,221,078    ISSUED

VACUUM CANNULA APPARATUS AND METHOD FOR POSITIONING AN INTRAOCULAR LENS IN THE EYE
-------------------------------------------------------------------------------------------------------
UNITED STATES    080-308P-WLK      NEW    7/22/1999    09/358,434      8/14/2001    6,273,894    ISSUED

PROCESS FOR PRODUCING COLLAGEN-BASED CROSS-LINKED BIOPOLYMER, AND IMPLANT FROM SAID
BIOPOLYMER, METHOD FOR PRODUCING SAID IMPLANT, AND METHOD FOR HERMETIZATION OF
CORNEAL OR SCLERAL WOUNDS INVOLVED IN
-------------------------------------------------------------------------------------------------------
GERMANY          080-267L-WLK      NEW    6/7/1989     P3918628.8-09                P3918628.8   ISSUED

BIOCOMPATIBLE POLYMAR MATERIAL AND A PROCESS FOR PRODUCING SAME
-------------------------------------------------------------------------------------------------------
UNITED STATES    080-165L-WLK      NEW    7/6/1990     07/549,452      2/15/1994    5,286,829    ISSUED

CORRECTIVE OPTIC FOR AN INTACT NATURAL EYE
-------------------------------------------------------------------------------------------------------
GERMANY          080-167L-WLK      NEW                 P4129668.0-09   5/27/1992    4129668      ISSUED

Japanese Patent No. 2078621
-------------------------------------------------------------------------------------------------------
JAPAN            080-265L          NEW                 2078621                      2078621      ISSUED

PROCESS FOR PRODUCING COLLAGEN-BASED CROSS-LINKED BIOPLOYMER, AN IMPLANT FROM SAID
BIOPOLYMER, METHOD FOR PRODUCING SAID IMPLANT, AND METHOD FOR HERMETIZATION OF
CORNEAL OR SCLERAL WOUNDS INVOLVED IN
-------------------------------------------------------------------------------------------------------
UNITED STATES    080-142L-WLKI     NEW    5/23/1989    356,263      12/18/1990      4,978,352    ISSUED

CORRECTIVE INTRAOCULAR LENS
-------------------------------------------------------------------------------------------------------
ITALY            080-264L-WLK      CEQ    6/12/1989    1234738                      1234738      ISSUED
UNITED STATES    080-263L-WLK      NEW    4/22/1994    231,549      1/2/1996        5,480,428    ISSUED
=======================================================================================================
                                  END OF REPORT                               TOTAL ITEMS SELECTED = 76

                          STAAR SURGICAL COMPANY, INC.
==========================================================================================================
COUNTRY          REFERENCE#        TYPE   FILED        SERIAL#          ISSUED      PATENT#      STATUS
==========================================================================================================
DEFORMABLE INTRAOCULAR LENS INJECTING APPARATUS WITH TRANSVERSE HINGED LENS CARTRIDGE
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-205P-CON      CON    7/26/1999    09/359,804                                PENDING

SPRING BIASED DEFORMABLE INTRAOCULAR LENS INJECTING APPARATUS
----------------------------------------------------------------------------------------------------------
AUSTRALIA        080-140-PCT-AUS   CEQ    7/31/1997    40,457/97                                 PENDING
CANADA           080-140-PCT-CAN   CEQ    7/31/1997    2,262,891                                 PENDING
EUROPE           080-140-PCT-EP    CEQ    7/31/1997    97938042.5                                PENDING
JAPAN            080-140PCT-JPN    CEQ    7/31/1997    10-507987                                 PUBLISHED
WIPO             080-140-GAT-PCT   CEQ    7/31/1997    PCT/US97/13084                            PENDING

TORIC INTRAOCULAR LENS
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-109P-FWC      CON    1/29/1997    08/790,100                                PENDING

DEFORMABLE INTRAOCULAR LENS INSERTION SYSTEM
----------------------------------------------------------------------------------------------------------
AUSTRALIA        080-132-AUS-DIV   DIV    5/9/2000     n/a                                       PENDING
CANADA           080-132-PCT-CAN   CEQ    3/7/1996     2,214,638                                 PENDING
CANADA           080-154-CIP-CAN   CEQ    10/24/1996   2,234,002                                 PENDING
CHINA            080-132-PCT CN    CEQ    3/7/1996     96192467.5                                PENDING
CHINA            080-154-CIP-CHI   CEQ    10/24/1996   96197847.3                                PUBLISHED
EUROPE           080-132-PCT-EPC   CEQ    3/7/1996     96910389.4                                PENDING
EUROPE           080-154-CIP-EP    CEQ    10/24/1996   96936995.8                                PUBLISHED
SOUTH KOREA      080-132-PCT-KR    CEQ    3/7/1996     97-706196                                 PENDING
SOUTH KOREA      080-154-PCT-KOR   CEQ    10/24/1996   1998-702968                               PENDING
WIPO             080-132-PCT       CEQ    3/7/1996     PCT/US96/03184                            PENDING
WIPO             080-154-PCT-CIP   CEQ    10/24/1996   PCT/US96/17182                            PENDING

DEFORMABLE INTRAOCULAR LENS INSERTION SYSTEM
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-132P-CON1     CON    1/21/1998    09/010,527                                PENDING
UNITED STATES    080-132P-CON2     CON    1/16/2001    09/759,298                                PENDING

INTRAOCULAR LENS INSERTION DEVICE
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-169P-CON2     CON    3/11/1999    09/265,870                                PENDING

METHODS OF IMPLANTATION OF DEFORMABLE INTRAOCULAR LENS
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-150P-CON      CON    8/4/1997     08/905,322                                PENDING

BIOCOMPATIBLE POLYMERIC MATERIALS, METHODS OF MAKING AND USING SAME AND PRODUCTS
MADE THEREFROM
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-202P-CIP      CIP    12/31/1996   08/775,331                                PENDING

BIOLOGICAL MATERIAL, METHOD OF PREPARING SUCH MATERIALS, USES THEREOF AND PRODUCTS
MADE THEREFROM
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-203P-CON3     CON    12/26/2000   09/745,446                                PENDING

FROSTED HAPTIC INTRAOCULAR LENS
----------------------------------------------------------------------------------------------------------
AUSTRALIA        080-252-PCT-AUS   CEQ    12/10/1998   18033/99                                  PENDING
CANADA           080-252-PCT-CAN   CEQ    12/10/1998   2,313,334                                 PENDING
CHINA            080-252-PCT-CHN   CEQ    6/12/2000    98812070.4                                PENDING
EUROPE           080-252-PCT-EP    CEQ    6/5/2000     98962893.8                                PENDING
JAPAN            080-252-PCT-JAP   CEQ    6/12/2000    2000-523943                               PENDING
SOUTH KOREA      080-252-PCT-KOR   CEQ    6/10/2000    1020007006368                             PENDING
NEW ZEALAND      080-252-PCT-NZ    CEQ    12/10/1998   504960                                    PENDING
UNITED STATES    080-252P-CON1     CON    10/10/2000   09/685,029                                PENDING
WIPO             080-252-PCT       CEQ    12/10/1998   PCT/US98/25718                            PENDING

DEFORMABLE INTRAOCULAR LENS INJECTING APPARATUS WITH DEFORMABLE TIP PLUNGER
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-154P-CON2     CON    12/19/2000   09/739,109                                PENDING

IRRIGATION SLEEVE FOR PHACOEMULSIFICATION APPARATUS
----------------------------------------------------------------------------------------------------------
AUSTRALIA        080-209-PCT-AUS   CEQ    12/8/1997    53,689/98                                 PENDING

==========================================================================================================
COUNTRY          REFERENCE#        TYPE   FILED        SERIAL#          ISSUED      PATENT#      STATUS
==========================================================================================================
IRRIGATION SLEEVE FOR PHACOEMULSIFICATION APPARATUS continued...
CANADA           080-209-PCT-CAN   CEQ    12/8/1997    2,274,543                                 PENDING
EUROPE           080-209-PCT-EP    CEQ    12/8/1997    97950777.9                                PUBLISHED
NEW ZEALAND      080-209-PCT-NZ    CEQ    12/8/1997    335842                                    PENDING
UNITED STATES    080-209P-CIP      CIP    4/28/1998    09/066,671                                PENDING
UNITED STATES    080-209P-CIP1     CIP    6/1/1998     09/088,051                                PENDING
WIPO             080-209-PCT       CEQ                 PCT/US97/22028                            PUBLISHED
WIPO             080-209-PCTCIP2   CIP    5/28/1999    PCT/US99/10477                            PENDING

A GLAUCOMA DRAIN IMPLANTING DEVICE AND METHOD
----------------------------------------------------------------------------------------------------------
CANADA           080-211-PCT-CAN   CEQ    2/27/1998    2,281,472                                 PENDING
CHINA            080-211-PCT-CHN   CEQ    2/27/1998    98802954.5                                PUBLISHED
EUROPE           080-211-PCT-EP    CEQ    2/27/1998    98909704.3                                PENDING
NEW ZEALAND      080-211-PCT-NZ    CEQ    2/27/1998    337059                                    PENDING
UNITED STATES    080-211P-DIV      DIV    4/12/1999    09/289,537                                PENDING
WIPO             080-211-PCT       CEQ    2/27/1998    PCT/IB98/00504                            PENDING

DEFORMABLE INTRAOCULAR LENS INJECTING APPARATUS WITH TRANSVERSE HINGED LENS
CARTRIDGE
----------------------------------------------------------------------------------------------------------
CANADA           080-205-PCT-CAN   CEQ    7/31/1997    2,262,934                                 PENDING
JAPAN            080-205-GATT-JP   CEQ    7/31/1997    10-508049                                 PUBLISHED
WIPO             080-205-PCT       CEQ    7/31/1997    PCT/US97/13431                            PENDING

INTRAOCULAR CONTACT LENS AND METHOD OF IMPLANTATION
----------------------------------------------------------------------------------------------------------
AUSTRALIA        080-110-PCT AUS   CEQ    10/5/1995    37,351/95                                 PENDING
AUSTRALIA        080-110-AUS-DIV   DIV    10/19/1999   56042/99                                  PENDING
CANADA           080-110-PCT-CAN   CEQ    10/5/1995    2,201,936                                 PENDING
CHINA            080-110-PCT-CHN   CEQ    10/5/1995    95195490.3                                PUBLISHED
EUROPE           080-110-PCT-EP    CEQ    10/5/1995    95935260.0                                PUBLISHED
SOUTH KOREA      080-110-PCT-KOR   CEQ    10/5/1995    97-702214                                 PENDING
UNITED STATES    080-110P-CON      CON    8/22/2000    09/642,887                                PENDING
WIPO             080-110-PCT       CEQ    10/5/1995    PCT/US95/12614                            PENDING

BIOCOMPATIBLE OPTICALLY TRANSPARENT POLYMERIC MATERIAL BASED UPON COLLAGEN AND
METHOD OF MAKING
----------------------------------------------------------------------------------------------------------
AUSTRALIA        080-105-PCT-AUS   CEQ    7/21/1995    713336                                    PENDING
AUSTRALIA        080-231-CIP-AUS   CEQ    5/28/1998    78,018/98                                 PENDING
CANADA           080-105-PCT-CAN   CEQ    7/21/1995    2,195,567                                 PENDING
CANADA           080-141-PCT-CAN   CEQ    6/7/1996     2,223,442                                 PENDING
CANADA           080-231-CIP-CAN   CEQ    5/28/1998    2,289,834                                 PENDING
CHINA            080-105-PCT-CHI   CEQ    7/22/1997    95194293.X                                PENDING
CHINA            080-231-CIP-CHI   CEQ    11/24/1999   98805421.3                                PUBLISHED
EUROPE           080-231-PCT-EUR   CEQ    5/28/1998    98926104.5                                PUBLISHED
JAPAN            080-231-CIP-JAP   CEQ    2/28/1998    11-500896                                 PENDING
SOUTH KOREA      080-105-PCT-KOR   CEQ    1/21/1997    97-700386                                 PENDING
SOUTH KOREA      080-141-pct-kor   CEQ    6/7/1996     97-708642                                 PENDING
NEW ZEALAND      080-141-PCT-NZ    CEQ    6/7/1996     310832                                    PENDING
NEW ZEALAND      080-231-CIP-NZ    CEQ    5/28/1998    500866                                    PENDING
WIPO             080-105-PCT       CEQ    7/21/1995    PCT/US95/09202                            PENDING
WIPO             080-141-PCT       CEQ    6/7/1996     PCT/US96/10013                            PENDING
WIPO             080-231-PCT-CIP   CEQ    5/28/1998    PCT/US98/10866                            PUBLISHED

METHOD OF PRELOADING A DEFORMABLE INTRAOCULAR LENS INTO A LENS INJECTING APPARATUS
FOR STORAGE AND/OR SHIPMENT
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-108P-DIV2     DIV    3/11/1998    09/038,053                                PENDING

IMPLANTATION DEVICE WITH  DEFORMABLE  NOZZLE TIP FOR IMPLANTING A DEFORMABLE INTROCULAR LENS
----------------------------------------------------------------------------------------------------------
AUSTRALIA        080-230-CIP-AUS   CEQ    2/27/1998    63,064/98                                 PENDING
CANADA           080-230-CIP-CAN   CEQ    2/27/1998    2,281,652                                 PENDING
CHINA            080-230-CIP-CHN   CEQ    8/30/1999    98802955.3                                PUBLISHED
EUROPE           080-230-CIP-EP    CEQ    2/27/1998    98907113.9                                PENDING
NEW ZEALAND      080-230-CIP-NZ    CEQ    8/4/1999     337057                                    PENDING

==========================================================================================================
COUNTRY          REFERENCE#        TYPE   FILED        SERIAL#          ISSUED      PATENT#      STATUS
==========================================================================================================
PHACOEMULSIFICATION MACHINE "THE WAVE"
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-282S-WLK      NEW                 N/A                                       PENDING

DEFORMABLE INTRAOCULAR LENSES, AND METHOD OF ANCHORING A DEFORMABLE INTRAOCULAR LENS
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-287P-WLK      NEW    4/1/1999     09/283,913                                PENDING
UNITED STATES    080-287P-CIP      CIP    4/12/1999    09/289,538                                PENDING
WIPO             080-287P-CIP-PCT  CEQ    3/31/2000    PCT/US00/08511                            PUBLISHED

JOHN MCADAMS PATENT SEARCH
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-290P-WLK      NEW                 N/A                                       PENDING

RONALD A. SCHACHAR, PRESY CORPORATION SEARCH
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-291S-WLK      NEW                 N/A                                       PENDING

METHODS OF REFRACTIVE CORRECTION OF THE EYE
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-294P-WLK      NEW    5/6/1999     09/306,428                                PENDING

PHACOEMULSIFICATION NEEDLE
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-305P-WLK      NEW                 N/A                                       PENDING

VACUUM CANNULA APPARATUS AND METHOD FOR POSITIONING AN INTRAOCULAR LENS IN THE EYE
----------------------------------------------------------------------------------------------------------
WIPO             080-308-PCT       CEQ    7/19/2000    PCT/US00/19596                            PENDING

SURGICAL APPARATUS
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-310P-WLK      NEW    11/9/1999    09/436,759                                PENDING

INTRAOCULAR LENS
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-311P-WLK      NEW    9/10/1999    09/393,697                                PENDING
WIPO             080-311-PCT       CEQ    9/8/2000     PCT/US00/24611                            PUBLISHED

SIZING A PHAKIC REFRACTIVE LENS
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-312P-WLK      NEW    10/22/1999   09/422,638                                PENDING
WIPO             080-312-PCT       CEQ    10/19/2000   PCT/US00/41252                            PENDING

DEFORMABLE INTRAOCULAR LENS INJECTING APPARATUS AND METHOD
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-283P-WLK      NEW    10/22/1999   09/422,984                                PENDING
UNITED STATES    080-283P-CIP      CIP    3/1/2000     09/516,767                                PENDING
WIPO             080-283-PCT       CEQ    10/19/2000   PCT/US00/41251                            PENDING
WIPO             080-283PCT-CIP    CEQ    2/28/2001    PCT/US00/06259                            PENDING

PHACOEMULSIFICATION APPARATUS
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-321P-WLK      NEW    12/3/1999    09/453,563                                PENDING
WIPO             080-321-PCT       CEQ    12/1/2000    PCT/US00/42426                            PENDING

FAR DOMINANT VISUAL CORRECTION POSTERIOR CHAMBER MULTIFOCAL DEFORMABLE
INTRAOCULAR PHAKIC REFRACTIVE LENS
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-332P-WLK      NEW    3/17/2000    09/527,674                                PENDING

MEDICAL ULTRASONIC MEASURING AND/OR MAPPING APPARATUS
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-333P-WLK      NEW    5/5/2000     09/565,386                                PENDING

ULTRASONIC APPARATUS
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-343P-WLK      NEW    5/17/2000    09/572,094                                PENDING

PROCESS FOR PRODUCING COLLAGEN-BASED CROSS-LINKED BIOPOLYMER, AND IMPLANT FROM
SAID BIOPOLYMER, METHOD FOR PRODUCING SAID IMPLANT, AND METHOD FOR HERMETIZATION
OF CORNEAL OR SCLERAL WOUNDS INVOLVED IN
----------------------------------------------------------------------------------------------------------
FRANCE 080-266L-WLK NEW 6/2/1989 89 07330 PENDING

PHACOEMULSIFICATION APPARATUS
----------------------------------------------------------------------------------------------------------
UNITED STATES    080-356P-WLK      NEW    1/22/2001    09/765,591                                PENDING
==========================================================================================================
                                 END OF REPORT                                TOTAL ITEMS SELECTED =   153

United States Patent[19]                     [11] Patent Number :      4,573,998

Mazzocco                                     [45] Date Of Patent:   Mar. 4, 1986
--------------------------------------------------------------------------------

[54] METHODS FOR IMPLANTATION OF DEFORMABLE INTRAOCULAR LENSES [75] Inventor: Thomas R. Mazzocco, Granada Hills, Calif.
[73] Assignee:  Staar Surgical Co., Monrovia, Calif
[21] Appl. No.: 346,105
[22] Filed:     Feb. 5, 1982
[51] Int. Cl./4/....................... A61F 2/16; A61B 17/00;
                                                     A61B 17/28
[52] U.S. Cl. ..................................623/6;128/303 R;
                                                        128/321
[58] Field of Search .....................   3/13, 1; 351/160 R,
                                                      351/160 H
[56]                            References Cited

                              U.S. PATENT DOCUMENTS

3,034,403    5/1962   Neefe ......................................3/13 X
3,760,045    9/1973   Thiele et al.  .............................3/13 X
3,991,426   11/1976   Flom et al. ..................................3/13
3,992,563   11/1976   Tanaka .....................................3/13 X
4,110,848    9/1978   Jensen .......................................3/13
4,131,604   12/1978   Szycher ...................................3/1 A X
4,153,641    5/1979   Deichert et al. .......................351/160 H X
4,172,297   10/1979   Schlegel .....................................3/13
4,206,518    6/1980   Jardon et al. ................................3/13
4,242,291   12/1980   Hughes et al. .........................351/160 H X
4,244,060    1/1981   Hoffer .......................................3/13
4,253,199    3/1981   Banko ........................................3/13
4,285,073    8/1981   Szycher ......................................3/13
4,315,337    2/1982   Choyce  ......................................3/13
4,365,360   12/1982   Ong  .........................................3/13
4,377,329    3/1983   Poler ......................................3/13 X

                            FOREIGN PATENT DOCUMENTS

               2717706 10/1978 Fed. Rep. of Germany ...................3/13
               1103399 5/1955  France .................................3/13

Primary Examiner-Ronald L. Frinks
Attorney, Agent, or Firm-Frank Frisenda, Jr.

[57]                                ABSTRACT

The invention provides an improved intraocular lens structure comprising a deformable optical zone portion with prescribed memory characteristics and methods and devices for implantation of such lens in the eye. The unique optical zone portion of the lens can be deformed by compressing, rolling, folding, stretching, or can be deformed by a combination of these techniques to temporarily reduce the optical zone portion to a diameter of about 80% or less of the cross-sectional diameter of the optical zone portion in an unstressed state. After insertion into the eye, the optical zone portion returns to its original configuration, full size and fixed focal length. The inventive methods and devices for implantation permit insertion of the improved lens through a relatively small incision made in the ocular tissue, thereby providing a safer, more convenient surgical procedure and more comfortable fit for the eye.

                          24 Claims, 63 Drawing Figures

                                    [GRAPHIC]

                                   -5-

                                                                      SCHEDULE 2

                             OTHER CREDIT FACILITIES
                             -----------------------

A.   Credit Facility Provided to                    by
     ---------------------------------------------------------------------------

     1.   date commencement of facility:

     2.   date of termination or maturity of facility:

     3.   maximum amount available under facility (in U.S.dollars):

     4.   amount outstanding under facility (in U.S.dollars) as of 9/30/01:

     5.   interest rate:

     6.   amortization, if any:

     7.   name(s) of guarantor(s), if any:

     8.   collateral, if any:

               To be delivered to Wells Fargo by October 12, 2001.


                                                      By: /s/ Illegible
                                                          ----------------------
                                                          STAAR Surgical Co.


                                                         /s/ Illegible
                                                         -----------------------
                                                           Wells Fargo

                                                                      SCHEDULE 2
                                                                      ----------

                             OTHER CREDIT FACILITIES
                             -----------------------

A.   Credit Facility Provided to STAAR SURGICAL AG by UBS AG,BERNE
--   -------------------------------------------------------------

     1.   date of commencement of facility: November,27,2000
     --   --------------------------------------------------

     2.   date of termination or maturity of facility: until further notice
     --   -----------------------------------------------------------------

     3.   maximum amount available under facility (in dollars):
     --   -----------------------------------------------------

          a)   USD 1,859,543 (CHF 3,000,000)
          ----------------------------------
          b)   USD 1,239,695 (CHF 2,000,000)
          ----------------------------------

     4.   amount outstanding under facility (in U.S. dollars) as of 9/30/01:
          ------------------------------------------------------------------

     5.   interest rate:
          -------------

          fixed advance: 4.49%
          --------------------
          fixed advance: 4.73%
          --------------------
          current acct: 5.5%(pa) + 0,25% (per quater) credit commission
          -------------------------------------------------------------

     6.   amortization, if any:
          ---------------------

          a) none
          -------
          b)USD 309,924 (CHF 500,000) per annum, payable half-yearly with USD
          -------------------------------------------------------------------
          154,962 (CHF 250,000) each time on June 30 and December 31; for the
          -------------------------------------------------------------------
          first time on June 30,2002.
          ---------------------------

     7.   name(s) of guarantor(s), if any: none
     --   -------------------------------------

     7.   collateral, if any:
          -------------------

          General Purposes Assignment of Claims (Global Assignment)
          ---------------------------------------------------------

                                                                      SCHEDULE 2
                                                                      ----------
                             OTHER CREDIT FACILITIES
                             -----------------------

A.   Credit Facility Provided to DOMILENS GmbH by Bankhaus Wolbern & Co.
--   -------------------------------------------------------------------

     1.   date of commencement of facility: 01.06.2000
     --   --------------------------------------------

     2.   date of termination or maturity of facility:
          --------------------------------------------

          from 01.09.2001- 31.10.2001  EURO 1.000.000,-- USD 914.409,--
          from 01.11.2001- 30.11.2001  EURO   750.000,-- USD 685.807,--
          from 01.12.2001 up to 28.02.2003 the amount reduces monthly by around
          figure of                    EURO 50.000,-- USD 45.720,--

     3.   maximum amount available under facility (in U.S.dollars):
          ---------------------------------------------------------

     4.   amount outstanding under facility (in U.S.dollars) as of 9/30/01:
          -----------------------------------------------------------------

          point 3 and 4: this is just a credit line up to EURO 1,0 Mio we are always using.

     5.   interest rate:            9% pa
     --   -------------------------------

     6.   amortization, if any: None
     --   --------------------------

     7.   name(s) of guarantor(s), if any:                Gunther Roepstorff and
     --   ----------------------------------------------------------------------
          DOMILENS GmbH
          -------------

     8.   collateral, if any: None
     --   ------------------------